UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 16, 2008

OCCULOGIX, INC.
(Exact name of Registrant as specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation)	000 51030 (Commission File Number)	59-343-4771 (IRS Employer Identification No.)

2600 Skymark Avenue, Unit 9, Suite 201
Mississauga, Ontario L4W 5B2
(Address of principal executive offices)

Registrant’s telephone number, including area code: (905) 602-0887

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On September 16, 2008, OccuLogix, Inc. (the “Company”) issued a press release announcing that it had been notified that the NASDAQ Listing and Hearing Review Council (the “Listing Council”) has called for review the September 8, 2008 decision of the NASDAQ Listing Qualifications Panel pursuant to which the Company’s securities were to be delisted from The NASDAQ Capital Market, effective at the open of business on September 18, 2008 (the “Panel Decision”).  The Listing Council has also determined to stay the Panel Decision pending further action by the Listing Council.  As a result, the Company’s securities will continue to trade on The NASDAQ Capital Market pending further consideration of this matter by the Listing Council.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release of OccuLogix, Inc. dated September 16, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCULOGIX, INC.
Date: September 18, 2008	By:	/s/Suh Kim
Suh Kim General Counsel